UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 22, 2016
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UNITED TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Farm Springs Road
Farmington, Connecticut 06032
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code
(860) 728-7000

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

 Item 8.01 Other Events

On February 22, 2016, United Technologies Corporation issued a press release commenting on recent news reports.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)            Exhibits

Exhibit Number	Exhibit Description
99.1	Press release, dated February 22, 2016, issued by United Technologies Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION
(Registrant)

Date: February 22, 2016	By:	/s/ Peter J. Graber-Lipperman
Peter J. Graber-Lipperman
Corporate Vice President, Secretary and Associate General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release, dated February 22, 2016, issued by United Technologies Corporation.